UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1776

Name of Registrant:	Vanguard Wellesley Income Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 - March 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Wellesley® Income Fund
March 31, 2005

CONTENTS
1	CHAIRMAN'S LETTER
6	NOTICE TO SHAREHOLDERS
10	ADVISOR'S REPORT
14	FUND PROfiLE
16	GLOSSARY OF INVESTMENT TERMS
18	PERFORMANCE SUMMARY
19	FINANCIAL STATEMENTS
36	ABOUT YOUR FUND'S EXPENSES
37	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	Wellesley Income Fund's Investor and Admiral Shares returned 3.3% during the first half of the 2005 fiscal year.
•	The majority of the fund's return came from its stock portfolio. Integrated oils, utilities, and materials & processing holdings provided the largest contributions.
•	The fund's bond portfolio provided a modest return, as rising interest rates reined in bond returns across the maturity spectrum.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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       CHAIRMAN'S LETTER

Dear Shareholder,

Vanguard Wellesley Income Fund’s Investor and Admiral Shares returned 3.3% during the six months ended March 31. The stock market posted respectable gains in the period, while the bond market offered very modest returns because of rising interest rates. The fund’s return surpassed that of its composite stock/bond index benchmark, but was somewhat shy of the gain for the average income fund.

Total Returns	Six Months Ended March 31, 2005

Vanguard Wellesley Income Fund
Investor Shares	3.3%
Admiral Shares	3.3
Wellesley Composite Index*	2.8
Average Income Fund**	3.9

*	Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: the Lehman Credit A or Better Index. For stocks: the S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Integrated Telecommunication Services Index (4.5%).
**	Derived from data provided by Lipper Inc.

The adjacent table presents the fund’s returns along with those of the average income fund and the Wellesley Composite Index, which is weighted in accordance with your fund’s typical asset allocation: 65% in high-quality bonds, primarily corporate issues, and 35% in value-oriented stocks. The fund’s annualized yields as of March 31 were 3.9% for Investor Shares and 4.0% for Admiral Shares.

For details on the fund’s performance, including beginning and ending net asset values and per-share distribution amounts for Investor and Admiral Shares, see page 5.

STOCKS FALTERED AFTER YEAR-END SURGE

Throughout the fiscal half-year, the U.S. economy continued to show signs of consistent growth. The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, ended the six months with a return of 7.7%. However, a closer look shows that the half-year presented a twofold tale: a post-election surge in stocks

Admiral™ Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

through the end of 2004, followed by a weakening stock market in 2005. During the period, investors continued to worry about signs of rising inflation and sharply increased prices for commodities, particularly energy.

During the six months, small- and mid-capitalization stocks outpaced their large-cap counterparts, and value stocks outpaced growth—a now-familiar pattern. In fact, in the five years since the March 2000 bursting of the market bubble inflated by large growth stocks, small-and mid-cap stocks have far outdistanced their large-cap counterparts, and value issues have led growth. Not surprisingly, for the six months ended March 31, the top performers were energy-related stocks, which benefited from higher oil prices and increased worldwide demand.

Among international stocks, emerging markets continued to outperform developed markets. Reversing 2004‘s anxiety-inducing trend, the U.S. dollar rebounded modestly against major foreign currencies in early 2005. For the six-month period, international equities posted outstanding returns compared with U.S. stocks.

Market Barometer	Total Returns Periods Ended March 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	7.7%	7.2%	-3.0%
Russell 2000 Index (Small-caps)	8.0	5.4	4.0
Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
(Entire market)
MSCI All Country World Index
ex USA (International)	15.8	16.1	-0.1

Bonds
Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
(Broad taxable market)
Lehman Municipal Bond Index	1.2	2.7	6.6
Citigroup 3-Month Treasury Bill Index	1.0	1.6	2.6

CPI
Consumer Price Index	1.8%	3.1%	2.5%

*Annualized

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made “measured” increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues. The rise in the short end of the government yield curve closely followed the Fed’s four quarter-point increases in the target federal funds rate during the half-year.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5%. Across the maturity spectrum, corporate bonds generally performed much the same as government securities; municipal bond returns were somewhat higher. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

STOCK PORTFOLIO GAINED; BOND HOLDINGS SHOWED EFFECTS OF RISING RATES

With its 3.3% half-year return, the Wellesley Income Fund topped the result for its composite index benchmark by 0.5 percentage point but lagged the average return for peer income funds by 0.6 percentage point.

In contrast with recent periods, Wellesley’s bond portfolio—which on March 31 accounted for about $6.10 of every $10 in net assets—produced a very modest return: just 0.3% for the six months. Rising interest rates across the maturity spectrum, particularly in the short- and intermediate-term parts of the yield curve, pushed bond prices down across the market. By the end of the period, yields of longer-maturity bonds—which had initially resisted rate pressures—had also moved higher. The bond portfolio’s return was in line with that of the Lehman Credit A or Better Index, Wellesley’s fixed income benchmark. In an environment more challenging for bond investing than we have seen in some time, the investment advisor—Wellington Management Company—maintained the portfolio’s adherence to its high credit standards and made some good security choices. However, the portfolio’s interest-rate sensitivity (or duration) was a detriment in the rising-rate environment, as it was a bit higher than that of the benchmark.

Annualized Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Income Fund

Wellesley Income Fund	0.25%	0.15%	1.00%*

*	Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The fund’s stock portfolio returned 7.7%, surpassing the return of the S&P 500/Barra Value Index—the majority component of its performance benchmark—by 0.4 percentage point. Wellington Management continued to seek out stocks of high-quality companies with attractive dividend yields. This focus on yield, which is part of Wellesley’s mandate, meant that a number of better-performing, but non-dividend-paying, stocks in some sectors were not considered. Central to the advisor’s success on the stock side was its overweighted position in the integrated oils sector, which represented about a sixth of the stock portfolio’s assets at the end of the period, yet contributed an outsized 3.1 percentage points of the portfolio’s 7.7% return. Giants ExxonMobil and ConocoPhillips were leading contributors. The stock portfolio’s utilities holdings, which accounted for an average of 20% of assets, also made a sizable contribution. The advisor had a few miscues in its stock selections in the consumer discretionary sector, as the fund did not hold a number of the index’s better-performing names. The portfolio’s financial services holdings also turned in lackluster results, hurt by subpar stock selection.

The returns of the fund’s bond portfolio stumbled during the period as a result of rising interest rates, which pushed bond prices downward across the market. The dividend-focused stock portfolio benefited mainly from its large holdings in global energy giants.

For more information on the fund’s performance during the period and on specific securities held, see the Advisor’s Report on page 10.

THE CASE FOR A LONG-TERM PERSPECTIVE

History has shown that the financial markets can be anything but calm, as evidenced by the not-too-distant market downturn of 2000–2002. Vanguard has always counseled that the best defense against this uncertainty is a carefully considered, balanced portfolio of stock, bond, and cash investments held in proportions suited to your own risk tolerance, time frame, and objectives.

Choose low-cost, diversified mutual funds to implement your plan, and then stick with it. If you follow your plan through good times and bad times, you may not take your portfolio to the loftiest heights over the short-term, but you can improve your chances of avoiding the depths of market downturns. Wellesley Income Fund, with its conservative allocation to income-producing stocks and investment-grade bonds, can play an important role in a balanced portfolio.

If you would like some help in fine-tuning your investment plan, or would like to explore a vast array of educational material useful to both beginning and seasoned investors, I encourage you to visit Vanguard.com. Our website also provides many interactive tools that you might find useful.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 18, 2005

Your Fund's Performance at a Glance		September 30, 2004-March 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Wellesley Income Fund
Investor Shares	$21.11	$21.33	$0.430	$0.038
Admiral Shares	51.16	51.68	1.068	0.093

NOTICE TO SHAREHOLDERS

The board of trustees of Vanguard Wellesley Income Fund has decided to adopt a new advisory fee schedule for the fund, effective July 1, 2005. The new schedule will raise the fund’s expense ratio to 0.27% from 0.26% for Investor Shares and to 0.16% from 0.15% for Admiral Shares. For shareholders, the increase represents an additional $1 in costs on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies.

The fund’s trustees regularly evaluate its investment advisory agreement, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedule, the trustees considered the fund’s performance together with a wide range of information relating to Wellington Management Company, LLP, (Wellington Management Company) which has managed the fund since its inception in 1970.

The fund has entered into an amended and restated investment advisory agreement with Wellington Management to reflect the new fee schedule; however, other terms of the existing agreement have not changed.

Under the amended and restated agreement, the fund will pay Wellington Management a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the fund’s average month-end net assets for the quarter, as follows:

Annual Percentage Rate Schedule
Average Month-End Net Assets	Annual Percentage Rate

On the first $2 billion	0.10%
On the next $4 billion	0.05
Over $6 billion	0.04

The quarterly payment to Wellington Management may be increased or decreased by applying a performance adjustment. The terms of the performance adjustment in the amended and restated agreement are the same as those in the current agreement between the fund and Wellington Management. Wellington Management’s fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with that of the fund’s composite index benchmark, known as the Wellesley Composite Index, over the same period. This benchmark is weighted 65% in bonds, represented by the Lehman Brothers Credit A or Better Bond Index, and 35% in stocks, represented by the Standard & Poor’s 500/Barra Value Index (26% weighting), the S&P Utilities Index (4.5% weighting), and the S&P Integrated Telecommunication Services Index (4.5% weighting). The adjustment applies as follows:

Cumulative 36-Month Performance of the Fund Versus the Benchmark
If the fund:	Then the performance fee adjustment* is:

Trails by -3% or more	-0.20 x fee
Trails by more than -1.5% but less than -3%	-0.10 x fee
Trails or exceeds by -1.5% through 1.5%	0.00 x fee
Exceeds by more than 1.5% but less than 3%	+0.10 x fee
Exceeds by 3% or more	+0.20 x fee

*	For purposes of the fee adjustment calculation, the quarterly rate is applied against the net assets of the fund averaged over the same time period for which the performance is measured.

For the fiscal year ended September 30, 2004, the advisory fee paid by Vanguard Wellesley Income Fund was $5.5 million, or 0.055% of the fund’s net assets. If the new fee schedule had been in place throughout the 2004 fiscal year, the advisory fee paid by the fund would have been $6.4 million, or 0.064% of the fund’s net assets. The average advisory fee paid by funds in Vanguard Wellesley Income Fund’s Lipper peer group was 0.34% of assets as of September 30, 2004.

BOARD APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORYAGREEMENT
WITH WELLINGTON MANAGEMENT COMPANY

Wellington Management is responsible for managing the investment and reinvestment of Vanguard Wellesley Income Fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund. The fund trustees retained Wellington Management under the terms of an amended and restated investment advisory agreement. The board’s decision to revise the current advisory fee schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arms-length discussions with Wellington Management and considered the following factors, among others:

•	The trustees considered the benefits to shareholders of continuing to retain Wellington Management as advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm. The trustees concluded that the existing advisory fee schedule has been in place for many years and should be adjusted to reflect the fair market value of Wellington Management’s services and the firm’s need to maintain an expanded portfolio management team to manage a large balanced fund. The new fee arrangement will enable Wellington Management to enhance the organizational depth and stability of Wellesley’s portfolio management team by retaining top investment talent and by hiring new investment professionals on an as-needed basis.

•	The trustees considered the fund’s investment performance compared with those of the fund’s peer group and relevant benchmark. Over five- and ten-year periods, Vanguard Wellesley Income Fund has consistently outperformed both the Wellesley Composite Index and the peer group (the Lipper Average Income Fund) under Wellington Management. Vanguard Wellesley Income Fund continues to be managed in a disciplined fashion. Although the fund produced subpar returns in 2003 when the high-quality, high-yielding stocks in which it invested underperformed, the advisor’s consistent implementation of its strategy has led to improved recent performance.

•	The trustees considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the fund’s advisory fee will remain significantly below those of most of its peers.

•	The trustees considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the trustees ensure that if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The trustees considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the fund, and concluded that approval of the amended and restated investment advisory agreement is in the best interest of the fund and its shareholders.

The advisory agreement will continue for one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or Wellington Management as defined in federal securities laws.

BACKGROUND INFORMATION ON WELLINGTON MANAGEMENT COMPANY

Wellington Management, a Massachusetts partnership with offices at 75 State Street, Boston, MA 02109, is an investment firm that was founded in 1928. As of March 31, 2005, the firm managed over $470 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts.

The managers primarily responsible for overseeing the Fund’s investments are:

Earl E. McEvoy, senior vice president and partner of Wellington Management. He has worked in investment management since 1972; has managed investment portfolios for Wellington Management since 1978; and has managed the fund since 1982. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.

John R. Ryan, CFA, senior vice president and managing partner of Wellington Management. He has worked in investment management with Wellington Management since 1981 and has managed the fund since 1986. Education: B.S., Lehigh University; M.B.A., University of Virginia.

Wellington Management Company is owned by its 87 active partners, all of whom are active members of the firm. The managing partners of the firm are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

VANGUARD’S POLICIES FOR MANAGING CHANGES TO INVESTMENT ADVISORY ARRANGEMENTS

Vanguard has adopted practical and cost-effective policies for managing the Vanguard funds’ arrangements with their unaffiliated investment advisors, as permitted by a recent order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to receive permission from the SEC to streamline the process of changing a fund’s investment advisory arrangements.

In essence, the SEC allowed the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, many mutual fund companies have followed Vanguard’s lead by obtaining similar arrangements from the SEC. As the SEC gained experience in this area, it granted more flexible conditions to other fund companies than it had granted to Vanguard in 1993. Consequently, Vanguard asked the SEC for permission to update its policies concerning its arrangements with outside investment advisors.

Our Updated Policies

The SEC has granted Vanguard permission to follow even more practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

•	Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, Vanguard was required to notify shareholders at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

•	Redemption fees. Although Vanguard Wellesley Income Fund does not charge a redemption fee, other Vanguard funds do. Previously, the Vanguard funds were required to waive their redemption fees for 90 days after giving notice of an advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Please consult Vanguard Wellesley Income Fund’s Statement of Additional Information for a complete explanation of how advisory fees are calculated.

       ADVISOR’S REPORT

Vanguard Wellesley Income Fund outperformed its unmanaged benchmark for the first half of fiscal-year 2005. For the six months ended March 31, the fund’s Investor and Admiral Shares returned 3.3%, versus 2.8% for the Wellesley Composite Index.

The fund’s stock segment returned 7.7% for the six months, exceeding the 7.2% return of our equity benchmark (the stock portion of our composite benchmark). The equity benchmark is weighted 75% Standard & Poor’s 500/Barra Value Index, 12.5% S&P Utilities Index, and 12.5% S&P Integrated Telecommunication Services Index.

The fund’s bond segment returned 0.3% for the period, in line with the 0.3% return of the Lehman Credit A or Better Index. This index tracks the performance of high-quality, intermediate-maturity corporate bonds.

Investment Philosophy
The fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed income securities and the balance in income-oriented common stocks. Consistent with this approach, the fund’s bond segment consists largely of intermediate- and long-term U.S. government securities and investment-grade corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.

THE INVESTMENT ENVIRONMENT

The domestic economy continued to demonstrate solid growth in the six-month period. However, we expect to see growth rates moderate in 2005 as the economy faces greater headwinds, particularly in the form of higher interest rates and energy prices.

After rallying in the fourth calendar quarter of 2004, the stock market was somewhat weak in the first quarter of 2005, as many of the favorable fundamentals were already incorporated into stock prices. Doubts about the sustainability of economic growth also affected the market. Additionally, higher interest rates continued to pressure stock valuations. We believe that valuation levels appear reasonable, and we anticipate that market returns will track the growth rate in corporate profits.

The tone of the corporate bond market has shifted over the past 12 months. Strong improvements in cash flow and profits, coupled with a positive ratio of credit upgrades to downgrades, continued to provide buoyancy to the domestic credit markets. Risk premiums remained very narrow. However, a number of concerns have recently disturbed the credit markets. Market participants, fretting over the health of large corporate borrowers such as Ford and General Motors, have increasingly been steering clear of issuers associated with negative credit events such as leveraged buyouts, mergers and acquisitions, or large share repurchases that increase leverage on balance sheets.

THE FUND’S SUCCESSES

Overweighted positions in integrated oils and consumer staples helped performance in the fund’s equity portfolio. ExxonMobil, ConocoPhillips, and Shell Transport & Trading were all strong contributors in the integrated oils sector, as high energy prices drove earnings expectations higher. Altria, a consumer staples holding, posted strong results as investors focused on the breakup potential of the company and its attractive underlying valuation.

Good stock selection helped returns in the technology and producer durables groups. In technology, Rockwell Automation was a strong performer as the company’s improving revenues led to higher earnings expectations. In producer durables, Caterpillar benefited from strong global demand for the company’s construction equipment.

Positive factors for the bond portfolio included an allocation to floating-rate securities and favorable yield-curve positioning. Floating-rate securities provide income that increases as market interest rates rise (for traditional fixed-rate bonds, in contrast, the level of payments is locked in for good at the start). With the Federal Reserve raising short-term rates, the income component of the floating-rate instruments has risen. Additionally, prices of floating-rate instruments are much less sensitive to interest rate movements than are the prices of fixed-rate securities. We offset some of our allocation to floating-rate securities by purchasing longer-maturity fixed-rate bonds with higher coupons. The bonds with long maturities performed surprisingly well in the fiscal half-year as the yield curve flattened, with short rates rising and long rates holding steady or declining in much of the period.

THE FUND’S SHORTFALLS

In comparison with the equity benchmark, the fund’s most disappointing sector was financial services. In particular, Marsh & McLennan performed poorly as a result of bid-rigging disclosures, which led to a significant decline in the company’s underlying earnings power. Poor selection among some consumer-related securities also hurt the fund, especially in the case of General Motors, whose stock suffered as production cutbacks damaged earnings.

In Wellesley’s bond portfolio, our yield-curve positioning helped performance, but our stance on duration—a measure of the portfolio’s interest rate sensitivity—detracted. The fund’s duration was marginally longer than the benchmark’s. That additional price sensitivity hurt as interest rates generally moved against the fund. Relative performance could have been better if we had instead kept duration in line with the index.

THE FUND’S POSITIONING

The fund is overweighted in materials & processing stocks, as we believe that the marketplace is underestimating these companies’ earnings power. We have very little exposure to technology because the sector offers few attractively priced dividend-paying stocks. Our view on energy stocks is largely unchanged, but market movement nudged the fund’s energy allocation slightly higher during the period. Our current overweighting relative to the benchmark is magnified, however, because ExxonMobil was removed from the S&P 500/Barra Value Index in December 2004.

In the bond portion of the portfolio, we believe the assumption that the Federal Reserve will continue to increase interest rates through year-end is accurate. However, we do not feel the economy is strong enough for the Fed to decide to accelerate its rate hikes. We think there is a growing likelihood that the Fed will pause in its rate hikes at some point in the near future. As a result, we are comfortable maintaining the bond portfolio’s current duration of 5.4 years, slightly above the 5.3-year duration of the benchmark.

As mentioned earlier, the corporate credit markets are becoming riskier to inhabit, and we therefore have begun to position the portfolio more conservatively. We are emphasizing higher-quality securities with less traditional credit risk and less risk of default. Recent purchases of asset-backed securities and supranational securities highlight this theme. We continue to purchase only investment-grade, U.S.-dollar-denominated bonds with an emphasis on stable-to-improving credit fundamentals.

The dominant theme that guides the fund’s investment strategy is our commitment to provide shareholders with an attractive level of income by investing in investment-grade securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizable commitment to bonds and its meaningful holdings in high-yielding, interest-rate-sensitive stocks.

Earl E. McEvoy, SENIOR VICE PRESIDENT

John R. Ryan, SENIOR VICE PRESIDENT

WELLINGTON MANAGEMENT COMPANY, LLP

APRIL 18, 2005

Equity Portfolio Changes		Six Months Ended March 31, 2005
Comments

New Holdings
	UBS AG	Swiss bank whose stock price was not reflecting
a superior business mix.

	Cinergy	Midwest-based utility whose accelerating earnings
growth was not reflected in its valuation.

	Puget Energy	The largest utility in Washington state, it should
benefit from new capacity and was selling at an
attractive valuation.

	Lyondell Chemical	Commodity chemical company whose earnings are
highly leveraged to rising chemical prices.

Eliminated
	General Motors	Sold because of deteriorating fundamentals.

	Rockwell Automation	Price appreciation resulted in below-market
dividend yield.

	Questar	Achieved target price.

	St. Paul Travelers	Fallout from the merger of St. Paul and Travelers
was greater than expected, resulting in lower
earnings expectations.

See page 19 for a complete
listing of the fund’s holdings.

As of 3/31/2005
FUND PROFILE
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 16 and 17.

WELLESLEY INCOME FUND
Total Fund Characteristics
Yield
Investor Shares	3.9%
Admiral Shares	4.0%
Turnover Rate	24%*
Expense Ratio
Investor Shares	0.25%*
Admiral Shares	0.15%*
Short-Term Reserves	1%

Total Fund Volatility Measures
	Fund	Composite Index**	Fund	Broad Index†

R-Squared	0.88	1.00	0.41	1.00
Beta	0.84	1.00	0.25	1.00

Sector Diversification (% of equity portfolio)
	Fund	Comparative Index††	Broad Index†

Auto & Transportation	0%	3%	3%
Consumer Discretionary	2	12	16
Consumer Staples	6	2	7
Financial Services	30	38	22
Health Care	5	7	12
Integrated Oils	17	5	5
Other Energy	0	4	4
Materials & Processing	12	4	4
Producer Durables	6	3	5
Technology	0	6	12
Utilities	22	13	6
Other	0	3	4

Ten Largest Stocks (% of equity portfolio)
ExxonMobil Corp.	6.3%
(oil)
Bank of America Corp.	4.8
(banking)
ConocoPhillips Co.	4.7
(energy and utilities)
Citigroup, Inc.	4.7
(banking)
FPL Group, Inc.	4.2
(electric utilities)
Caterpillar, Inc.	3.6
(industrial manufacturing)
SBC Communications Inc.	3.3
(telecommunications)
Dow Chemical Co.	3.1
(chemicals)
E.I. du Pont de Nemours & Co.	3.0
(chemicals)
SunTrust Banks, Inc.	2.9
(banking)

Top Ten	40.6%

Top Ten as % of Total Net Assets	15.4%

"Ten Largest Stocks" excludes any equity index products.

Fund Asset Allocation

*	Annualized.
**	Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Lehman Credit A or Better Index. The stock component included the S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index (4.5%), and the S&P Telephone Index (4.5%) until January 1, 2002, when the Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.
†	Dow Jones Wilshire 5000 Index.
††	S&P 500/Barra Value Index.

Equity Characteristics
		Comparative	Broad
	Fund	Index*	Index**

Number of Stocks	54	322	4,959
Median Market Cap	$46.7B	$28.1B	$26.7B
Price/Earnings Ratio	14.7x	15.7x	21.6x
Price/Book Ratio	2.4x	2.0x	2.7x
Dividend Yield	3.2%	2.1%	1.6%
Return on Equity	19.3%	14.8%	15.6%
Earnings Growth Rate	10.1%	7.6%	8.5%
Foreign Holdings	2.4%	3.1%	1.1%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index†	Index††

Number of Bonds	366	1,605	5,971
Yield to Maturity	4.8%‡	4.8%	4.9%
Average Coupon	5.4%	5.4%	5.3%
Average Effective Maturity	8.2 years	8.2 years	7.1 years
Average Quality‡‡	Aa3	Aa3	Aa1
Average Duration	5.4 years	5.3 years	4.5 years

Sector Diversifications§(% of fixed income portfolio)
Asset-Backed	10%
Finance	35
Foreign	10
Government Mortgage-Backed	0
Industrial	35
Utilities	8
Other	2

Total	100%

Distribution by Credit Quality‡‡
(% of fixed income portfolio)
Aaa	21%
Aa	30
A	37
Baa	10
Not Rated	2

Total	100%

Equity Investment Focus

Fixed Income Investment Focus

*	S&P 500/Barra Value Index.
**	Dow Jones Wilshire 5000 Index.
†	Lehman Credit A or Better Index.
††	Lehman Aggregate Bond Index.
‡	Before expenses.
‡‡	Moody's Investors Service.
§	The mortgage-backed securities sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.	Visit our website at Vanguard.com for regularly updated fund information.

       GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

As of 3/31/2005
PERFORMANCE SUMMARY
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

WELLESLEY INCOME FUND
Fiscal-Year Total Returns (%) September 30, 1994-March 31, 2005
	Wellesley Income Fund Investor Shares			Composite Index*			Wellesley Income Fund Investor Shares			Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year		Capital Return	Income Return	Total Return	Total Return

1995	13.7%	7.0%	20.7%	23.3%	2001		7.6%	5.3%	12.9%	2.6%
1996	3.2	6.0	9.2	7.5	2002		-4.4	4.7	0.3	-4.8
1997	15.5	6.4	21.9	20.3	2003		6.1	4.6	10.7	14.4
1998	8.1	5.8	13.9	12.8	2004		4.2	4.4	8.6	9.3
1999	-5.3	5.0	-0.3	3.2	2005	**	1.2	2.1	3.3	2.8
2000	2.5	5.8	8.3	9.3

*	Bond component (65% weighting) is Lehman Long Credit AA or Better Index through March 31, 2000, and Lehman Credit A or Better Index thereafter. Stock component is S&P 500/Barra Index (26% weighting) and S&P Utilities Index (9%) through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.
**	Six months ended March 31, 2005.
Note: See Financial Highlights tables on pages 31 and 32 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005
		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Wellesley Income Fund
Investor Shares	7/1/1970	4.97%	8.65%	4.68%	5.37%	10.05%
Admiral Shares	5/14/2001	5.08	6.61*	—	—	—

*Return since inception

As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Wellesley Income Fund	Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.3%)

Mortgage-Backed Securities (0.3%)
Federal National Mortgage Assn.*
(1) 6.085%, 10/1/2008	$7,045	$7,313
(1) 6.150%, 4/1/2009	4,994	5,209
(1) 6.195%, 10/1/2008	6,255	6,514
(1) 6.320%, 6/1/2009	6,734	7,071
(1) 6.590%, 11/1/2007	881	914
(1) 6.989%, 6/1/2007	6,199	6,447

		33,468

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $35,153)		33,468

CORPORATE BONDS (53.8%)

Asset-Backed Securities (6.2%)
Aesop Funding II LLC
(1)(2)3.950%, 4/20/2008	21,800	21,567
American Express Credit Account
Master Trust
(1)(3)2.880%, 4/15/2005	$5,730	$5,741
(1)(3)2.920%, 10/15/2010	25,000	25,079
(1) 4.350%, 10/15/2012	12,000	11,951
BMW Vehicle Owner Trust
(1) 4.280%, 2/25/2010	25,655	25,640
Bank One Issuance Trust
(1) 2.940%, 6/16/2008	8,500	8,482
(1) 3.590%, 5/17/2010	25,000	24,649
Citigroup Mortgage Loan Trust, Inc.
(1) 4.791%, 4/25/2035	25,000	25,082
Capital Auto Receivables Asset Trust
(1) 2.960%, 1/15/2008	27,160	26,725
(1) 3.750%, 7/15/2009	20,000	19,600
Capital One Master Trust
(1) 4.600%, 8/17/2009	7,225	7,293

Wellesley Income Fund	Face Amount (000)	Market Value^ (000)

Capital One Multi-Asset
Execution Trust
(1)(3) 3.200%, 1/15/2009	$13,000	$13,047
Capital One Prime Auto
Receivables Trust
(1) 3.690%, 6/15/2010	15,740	15,477
Carmax Auto Owner Trust
(1) 2.660%, 5/15/2008	8,180	8,074
Chase Credit Card Master Trust
(1)(3)2.840%, 5/15/2009	16,280	16,295
Chase Manhattan Auto Owner Trust
(1) 2.570%, 2/16/2010	11,360	11,043
Citibank Credit Card Issuance Trust
(1) 2.900%, 5/17/2010	8,500	8,140
Connecticut RRB Special
Purpose Trust CL&P-1
(1) 6.210%, 12/30/2011	12,870	13,761
DaimlerChrysler Master Owner Trust
(1)(3)2.835%, 1/15/2009	8,822	8,828
Fleet Credit Card Master Trust II
(1)(3)2.960%, 8/15/2008	21,995	22,035
Ford Credit Auto Owner Trust
(1) 3.540%, 11/15/2008	9,780	9,644
Ford Credit Floor Plan Master
Owner Trust
(1)(3)2.850%, 7/15/2009	13,025	13,045
GE Capital Credit Card Master
Note Trust
(1)(3)2.860%, 6/15/2010	10,115	10,130
GE Dealer Floor Plan Master
Note Trust
(1)(3)2.900%, 7/20/2008	10,000	9,979
GSR Mortgage Loan Trust
(1) 4.689%, 4/25/2035	25,000	25,024
Honda Auto Receivables Owner Trust
(1) 2.400%, 2/21/2008	28,705	28,203
(1) 3.280%, 2/18/2010	10,200	9,885
Household Affinity Credit Card
Master Note Trust I
(1)(3)2.870%, 8/15/2008	20,000	20,021
Impac CMB Trust
(1)(3)2.870%, 8/25/2035	12,325	12,348
John Deere Owner Trust
(1) 2.320%, 12/17/2007	17,625	17,321
MBNA Credit Card Master
Note Trust
(1)(3)2.940%, 5/17/2010	9,900	9,924
Massachusetts RRB Special
Purpose Trust
(1) 3.780%, 9/15/2010	10,660	10,553
Nissan Auto Receivables
Owner Trust
(1) 2.700%, 12/17/2007	$16,435	$16,210
(1) 2.610%, 7/15/2008	10,000	9,845
(1)(3)2.850%, 3/15/2010	18,220	18,015
Onyx Acceptance Auto Trust
(1) 2.660%, 5/17/2010	10,000	9,750
(1) 3.910%, 9/15/2011	25,000	24,643
Providian Gateway Master Trust
(1)(2)(3) 3.000%, 7/15/2010	20,250	20,267
SLM Student Loan Trust
(1)(3)2.730%, 4/25/2014	30,000	30,025
USAA Auto Owner Trust
(1) 2.670%, 10/15/2010	5,000	4,844
(1) 4.130%, 11/15/2011	12,010	11,912
Wells Fargo Mortgage Backed
Securities Trust
(1) 4.568%, 2/25/2035	11,084	11,097
Whole Auto Loan Trust
(1) 3.040%, 4/15/2009	40,000	39,907
World Omni Auto Receivables Trust
(1) 3.820%, 11/12/2011	4,625	4,539

		695,640

Finance (21.4%)
Banking (10.6%)
Associates Corp. of North America
6.250%, 11/1/2008	25,000	26,363
BB&T Corp.
6.500%, 8/1/2011	25,000	27,193
4.750%, 10/1/2012	16,000	15,784
5.250%, 11/1/2019	19,000	18,569
Bank One Corp.
2.625%, 6/30/2008	15,000	14,176
7.750%, 7/15/2025	25,000	30,952
Bank One NA (IL)
5.500%, 3/26/2007	5,000	5,126
Bank of America Corp.
4.750%, 10/15/2006	15,000	15,162
3.250%, 8/15/2008	14,750	14,231
3.375%, 2/17/2009	27,000	25,923
4.875%, 1/15/2013	43,100	42,842
5.375%, 6/15/2014	25,525	26,131
Bank of Montreal
7.800%, 4/1/2007	5,035	5,375
Bank of New York Co., Inc.
5.200%, 7/1/2007	35,000	35,854
Citicorp
6.650%, 12/15/2010	25,000	27,661

	Face Amount (000)	Market Value^ (000)

Citigroup, Inc.
5.000%, 3/6/2007	$22,000	$22,380
4.125%, 2/22/2010	12,000	11,720
6.625%, 6/15/2032	9,000	10,149
6.000%, 10/31/2033	15,000	15,661
5.850%, 12/11/2034	15,000	15,526
Deutsche Bank Financial LLC
5.375%, 3/2/2015	8,250	8,426
Fifth Third Bank
4.200%, 2/23/2010	33,000	32,307
Financing Corp.
10.700%, 10/6/2017	2,755	4,166
9.650%, 11/2/2018	4,090	5,878
8.600%, 9/26/2019	3,330	4,489
First Union Corp.
6.000%, 10/30/2008	15,000	15,760
HBOS Treasury Services PLC
(2) 3.625%, 7/23/2007	13,000	12,802
(2) 3.750%, 9/30/2008	11,400	11,186
(2) 4.000%, 9/15/2009	10,000	9,773
(2) 6.000%, 11/1/2033	19,000	20,032
HSBC Bank USA
4.625%, 4/1/2014	13,100	12,630
5.875%, 11/1/2034	21,000	21,443
Huntington National Bank
4.375%, 1/15/2010	16,000	15,699
J.P. Morgan Chase & Co.
5.750%, 10/15/2008	20,000	20,782
6.250%, 1/15/2009	20,000	21,082
3.500%, 3/15/2009	12,000	11,538
5.750%, 1/2/2013	14,000	14,604
5.125%, 9/15/2014	9,665	9,556
Mellon Bank NA
7.375%, 5/15/2007	4,720	5,017
Mellon Funding Corp.
5.000%, 12/1/2014	12,000	11,911
Mizuho Finance
(2) 5.790%, 4/15/2014	32,000	32,772
National Australia Bank
(2) 4.800%, 4/6/2010	21,000	20,977
National City Bank
7.250%, 10/21/2011	22,000	25,131
National Westminster Bank PLC
7.375%, 10/1/2009	29,825	33,148
Northern Trust Co.
4.600%, 2/1/2013	10,000	9,751
PNC Bank NA
5.250%, 1/15/2017	16,000	15,739
Regions Financial Corp.
7.000%, 3/1/2011	$25,000	$27,653
Republic New York Corp.
5.875%, 10/15/2008	15,000	15,602
Royal Bank of Scotland Group PLC
6.400%, 4/1/2009	14,000	14,926
5.000%, 10/1/2014	18,975	18,893
SunTrust Banks, Inc.
5.050%, 7/1/2007	20,000	20,331
6.375%, 4/1/2011	15,000	16,243
US Bancorp
5.100%, 7/15/2007	17,000	17,327
US Bank NA
3.900%, 8/15/2008	20,000	19,629
6.375%, 8/1/2011	25,000	27,198
4.950%, 10/30/2014	12,400	12,271
Wachovia Bank NA
4.800%, 11/1/2014	19,640	19,172
Wachovia Corp.
4.950%, 11/1/2006	15,000	15,218
4.875%, 2/15/2014	19,250	18,946
5.250%, 8/1/2014	5,860	5,925
6.605%, 10/1/2025	15,000	16,773
Wells Fargo & Co.
5.125%, 2/15/2007	5,020	5,112
3.500%, 4/4/2008	17,000	16,622
3.125%, 4/1/2009	12,400	11,780
7.550%, 6/21/2010	25,000	28,276
World Savings Bank, FSB
4.125%, 3/10/2008	20,000	19,841
4.500%, 6/15/2009	6,000	5,984
4.125%, 12/15/2009	16,000	15,643
Brokerage (3.6%)
Bear Stearns Co., Inc.
6.500%, 5/1/2006	18,000	18,489
3.250%, 3/25/2009	15,500	14,765
Credit Suisse First Boston USA, Inc.
4.625%, 1/15/2008	21,300	21,414
6.500%, 1/15/2012	18,800	20,338
5.125%, 1/15/2014	23,825	23,702
4.875%, 1/15/2015	32,500	31,434
7.125%, 7/15/2032	13,300	15,852
Goldman Sachs Group, Inc.
3.875%, 1/15/2009	30,000	29,131
5.250%, 10/15/2013	29,400	29,464
6.125%, 2/15/2033	27,200	28,084
Lehman Brothers Holdings, Inc.
3.600%, 3/13/2009	8,970	8,630
4.800%, 3/13/2014	15,000	14,473

Wellesley Income Fund	Face Amount (000)	Market Value^ (000)

Merrill Lynch & Co., Inc.
4.125%, 1/15/2009	$27,125	$26,658
5.000%, 2/3/2014	15,000	14,718
Morgan Stanley Dean Witter
3.875%, 1/15/2009	36,000	35,192
5.300%, 3/1/2013	37,925	38,270
7.250%, 4/1/2032	27,100	32,957
Finance Companies (3.5%)
American Express Centurion Bank
4.375%, 7/30/2009	11,500	11,373
American Express Co.
5.500%, 9/12/2006	40,000	40,797
American General Finance Corp.
5.750%, 3/15/2007	20,000	20,502
4.500%, 11/15/2007	5,000	5,016
2.750%, 6/15/2008	15,100	14,258
4.000%, 3/15/2011	12,000	11,378
CIT Group, Inc.
7.375%, 4/2/2007	40,000	42,295
7.750%, 4/2/2012	10,100	11,614
General Electric Capital Corp.
(3) 3.110%, 6/22/2007	11,800	11,808
5.000%, 6/15/2007	24,000	24,384
7.375%, 1/19/2010	10,000	11,085
8.125%, 5/15/2012	10,000	11,779
5.450%, 1/15/2013	25,550	26,186
6.750%, 3/15/2032	34,050	39,380
Household Finance Corp.
5.750%, 1/30/2007	23,000	23,586
4.625%, 1/15/2008	13,700	13,748
4.750%, 7/15/2013	12,225	11,876
(2) 7.625%, 5/17/2032	15,800	19,300
Wells Fargo Financial
5.500%, 8/1/2012	34,100	35,434
Insurance (3.3%)
ACE Ltd.
6.000%, 4/1/2007	30,000	30,797
Allstate Corp.
5.375%, 12/1/2006	5,000	5,091
7.500%, 6/15/2013	20,000	23,300
Allstate Life Global Funding
4.250%, 2/26/2010	13,000	12,702
American International Group, Inc.
(3) 2.875%, 5/15/2008	14,250	13,538
(3) 4.250%, 5/15/2013	14,250	13,365
Chubb Corp.
6.000%, 11/15/2011	4,500	4,735
Cincinnati Financial Corp.
6.900%, 5/15/2028	$11,750	$13,053
Equitable Cos., Inc.
6.500%, 4/1/2008	10,000	10,508
Hartford Life, Inc.
7.375%, 3/1/2031	26,000	31,510
Liberty Mutual Insurance Co.
(2) 8.500%, 5/15/2025	21,665	26,499
MBIA, Inc.
7.000%, 12/15/2025	19,500	22,154
MetLife, Inc.
5.250%, 12/1/2006	25,000	25,411
Metropolitan Life Insurance Co.
(2) 7.800%, 11/1/2025	25,000	30,290
Nationwide Life Global Funding
(2) 5.350%, 2/15/2007	25,000	25,501
New York Life Insurance
(2) 5.875%, 5/15/2033	27,500	27,799
Protective Life Secured Trust
3.700%, 11/24/2008	9,985	9,675
Prudential Financial, Inc.
5.100%, 9/20/2014	12,000	11,843
Travelers Property Casualty Corp.
5.000%, 3/15/2013	6,200	6,070
6.375%, 3/15/2033	6,680	7,040
XL Capital Ltd.
5.250%, 9/15/2014	16,000	15,803
Financial Other (0.4%)
Berkshire Hathaway Finance Corp.
(2) 4.125%, 1/15/2010	48,255	47,078

		2,385,874

Industrial (21.4%)
Basic Industry (2.9%)
Alcan, Inc.
4.875%, 9/15/2012	10,500	10,485
4.500%, 5/15/2013	22,300	21,610
Alcoa, Inc.
6.500%, 6/1/2011	45,000	48,915
BHP Billiton Finance BV
4.800%, 4/15/2013	33,500	33,066
Dow Chemical Co.
5.750%, 12/15/2008	50,000	51,844
E.I. du Pont de Nemours & Co.
6.750%, 9/1/2007	25,000	26,457
3.375%, 11/15/2007	5,000	4,898
4.125%, 3/6/2013	27,200	25,919
International Paper Co.
7.625%, 1/15/2007	15,000	15,839
(3) 5.850%, 10/30/2012	18,300	18,981

	Face Amount (000)	Market Value^ (000)

Monsanto Co.
7.375%, 8/15/2012	$9,550	$11,016
PPG Industries, Inc.
6.875%, 2/15/2012	10,200	11,381
Praxair, Inc.
6.375%, 4/1/2012	25,000	27,365
Rio Tinto Finance USA Ltd.
2.625%, 9/30/2008	15,000	14,130
Weyerhaeuser Co.
5.950%, 11/1/2008	4,264	4,466
Capital Goods (3.1%)
Boeing Capital Corp.
5.650%, 5/15/2006	3,482	3,545
5.750%, 2/15/2007	9,000	9,246
4.750%, 8/25/2008	10,470	10,549
The Boeing Co.
6.625%, 2/15/2038	20,950	23,826
Caterpillar Financial Services Corp.
3.625%, 11/15/2007	12,800	12,571
2.700%, 7/15/2008	11,800	11,177
Caterpillar, Inc.
9.000%, 4/15/2006	3,000	3,151
6.550%, 5/1/2011	5,000	5,465
6.625%, 7/15/2028	6,000	6,840
6.950%, 5/1/2042	15,000	18,133
Deere & Co.
7.850%, 5/15/2010	6,000	6,864
General Dynamics Corp.
3.000%, 5/15/2008	11,400	10,932
4.250%, 5/15/2013	41,100	39,202
Goodrich Corp.
6.800%, 2/1/2018	7,135	7,981
7.000%, 4/15/2038	5,250	5,825
Illinois Tool Works, Inc.
5.750%, 3/1/2009	25,000	26,180
John Deere Capital Corp.
4.500%, 8/22/2007	10,000	10,041
7.000%, 3/15/2012	25,000	28,015
Minnesota Mining &
Manufacturing Corp.
6.375%, 2/15/2028	25,000	28,263
Tenneco Packaging
8.125%, 6/15/2017	20,000	24,125
Tyco International Group SA
6.000%, 11/15/2013	20,800	21,901
United Technologies Corp.
7.125%, 11/15/2010	25,000	27,887
6.350%, 3/1/2011	5,000	5,422
Communications (4.4%)
BellSouth Corp.
6.000%, 10/15/2011	$31,000	$32,836
6.000%, 11/15/2034	34,000	33,784
Chesapeake &
Potomac Telephone Co.
7.875%, 1/15/2022	16,000	18,703
Comcast Cable
Communications, Inc.
6.200%, 11/15/2008	5,250	5,509
6.750%, 1/30/2011	10,000	10,875
Deutsche Telekom
International Finance
(3) 8.500%, 6/15/2010	7,000	8,087
(3) 8.750%, 6/15/2030	17,200	22,496
France Telecom
(3) 8.000%, 3/1/2011	24,000	27,801
GTE California Inc.
6.700%, 9/1/2009	25,000	26,641
Gannett Co., Inc.
6.375%, 4/1/2012	25,000	27,210
Michigan Bell Telephone Co.
7.850%, 1/15/2022	25,000	30,097
New Jersey Bell Telephone Co.
8.000%, 6/1/2022	14,585	17,566
New York Times Co.
5.350%, 4/16/2007	10,000	10,196
News America Inc.
5.300%, 12/15/2014	5,000	4,911
6.200%, 12/15/2034	11,000	10,858
SBC Communications, Inc.
6.250%, 3/15/2011	15,500	16,447
Sprint Capital Corp.
8.750%, 3/15/2032	25,200	32,616
Telecom Italia Capital
(2) 4.950%, 9/30/2014	7,000	6,685
(2) 6.000%, 9/30/2034	16,750	16,155
Tribune Co.
6.875%, 11/1/2006	20,000	20,790
Univision Communications, Inc.
3.500%, 10/15/2007	10,000	9,729
Verizon Global Funding Corp.
4.375%, 6/1/2013	14,500	13,751
Verizon Virginia Inc.
4.625%, 3/15/2013	10,800	10,300
Verizon Wireless Capital
5.375%, 12/15/2006	10,000	10,195
Vodafone Group PLC
5.375%, 1/30/2015	11,250	11,358

Wellesley Income Fund	Face Amount (000)	Market Value^ (000)

Washington Post Co.
5.500%, 2/15/2009	$50,000	$51,806
Consumer Cyclicals (1.7%)
CVS Corp.
4.875%, 9/15/2014	12,000	11,757
General Motors Acceptance Corp.
4.500%, 7/15/2006	13,000	12,740
General Motors Corp.
6.375%, 5/1/2008	5,000	4,793
Home Depot Inc.
3.750%, 9/15/2009	12,000	11,641
McDonald's Corp.
5.750%, 3/1/2012	10,000	10,554
Target Corp.
5.875%, 3/1/2012	31,000	33,073
Time Warner, Inc.
6.125%, 4/15/2006	5,800	5,922
6.150%, 5/1/2007	20,000	20,699
6.875%, 5/1/2012	10,000	10,926
Wal-Mart Stores, Inc.
4.375%, 7/12/2007	10,000	10,055
6.875%, 8/10/2009	50,000	54,413
Consumer Noncyclicals (6.1%)
Abbott Laboratories
5.625%, 7/1/2006	20,000	20,408
4.350%, 3/15/2014	20,000	19,102
Anheuser-Busch Cos., Inc.
6.000%, 4/15/2011	31,125	33,199
7.500%, 3/15/2012	5,000	5,742
Archer-Daniels-Midland Co.
8.875%, 4/15/2011	5,325	6,450
7.125%, 3/1/2013	6,200	7,057
5.935%, 10/1/2032	5,000	5,280
Becton, Dickinson & Co.
4.550%, 4/15/2013	25,900	25,174
Bestfoods
6.625%, 4/15/2028	25,000	28,237
Bristol-Myers Squibb Co.
4.750%, 10/1/2006	45,000	45,594
CIGNA Corp.
7.000%, 1/15/2011	4,900	5,338
Clorox Co.
(2) 4.200%, 1/15/2010	14,535	14,281
Coca-Cola Enterprises Inc.
5.250%, 5/15/2007	5,000	5,099
5.750%, 11/1/2008	25,000	25,945
Diageo Capital PLC
3.500%, 11/19/2007	10,400	10,199
3.375%, 3/20/2008	22,700	22,039
Eli Lilly & Co.
5.500%, 7/15/2006	$25,000	$25,506
6.000%, 3/15/2012	10,000	10,727
General Mills, Inc.
5.125%, 2/15/2007	25,000	25,392
Gillette Co.
4.125%, 8/30/2007	5,000	5,009
GlaxoSmithKline Capital Inc.
4.375%, 4/15/2014	10,000	9,587
5.375%, 4/15/2034	16,055	15,960
Hershey Foods Corp.
6.950%, 3/1/2007	13,000	13,663
Johnson & Johnson
3.800%, 5/15/2013	19,895	18,612
6.730%, 11/15/2023	15,000	17,545
Kimberly-Clark Corp.
6.250%, 7/15/2018	25,000	27,322
Kraft Foods, Inc.
4.625%, 11/1/2006	10,000	10,070
5.625%, 11/1/2011	22,625	23,449
Pepsi Bottling Holdings Inc.
(2) 5.625%, 2/17/2009	4,030	4,185
Pepsico, Inc.
3.200%, 5/15/2007	18,000	17,673
Pfizer, Inc.
4.500%, 2/15/2014	12,000	11,626
Procter & Gamble Co.
4.750%, 6/15/2007	20,000	20,262
4.300%, 8/15/2008	13,000	13,001
6.450%, 1/15/2026	25,000	27,865
Procter & Gamble Co. ESOP
(1) 9.360%, 1/1/2021	25,000	32,513
Schering-Plough Corp.
5.550%, 12/1/2013	16,985	17,349
The Coca-Cola Co.
5.750%, 3/15/2011	45,000	47,384
Energy (2.2%)
Amoco Corp.
6.500%, 8/1/2007	5,000	5,240
Anadarko Petroleum Corp.
3.250%, 5/1/2008	10,800	10,405
BP Capital Markets America
4.200%, 6/15/2018	6,300	5,688
Burlington Resources, Inc.
6.500%, 12/1/2011	25,000	27,373
ChevronTexaco Capital Co.
3.500%, 9/17/2007	22,000	21,687
Conoco Funding Co.
5.450%, 10/15/2006	12,800	13,065

	Face Amount (000)	Market Value^ (000)

Conoco, Inc.
6.350%, 4/15/2009	$10,500	$11,204
Devon Financing Corp.
7.875%, 9/30/2031	15,000	18,860
Encana Corp.
6.500%, 8/15/2034	15,000	16,595
Halliburton Co.
5.500%, 10/15/2010	15,400	15,869
Phillips Petroleum Co.
7.000%, 3/30/2029	11,500	13,516
Suncor Energy, Inc.
5.950%, 12/1/2034	28,000	29,342
Texaco Capital, Inc.
8.625%, 4/1/2032	25,000	35,986
Valero Energy Corp.
7.500%, 4/15/2032	16,600	20,023
Technology (0.5%)
Hewlett-Packard Co.
3.625%, 3/15/2008	10,800	10,549
International Business
Machines Corp.
4.250%, 9/15/2009	5,000	4,944
4.750%, 11/29/2012	5,000	4,969
7.000%, 10/30/2025	25,000	29,461
Pitney Bowes, Inc.
4.750%, 5/15/2018	10,000	9,532
Transportation (0.2%)
CSX Corp.
6.750%, 3/15/2011	4,820	5,263
Norfolk Southern Corp.
6.200%, 4/15/2009	15,000	15,767
Industrial Other (0.3%)
Eaton Corp.
5.750%, 7/15/2012	15,600	16,336
6.500%, 6/1/2025	10,000	11,333
Stanley Works
3.500%, 11/1/2007	5,000	4,894

		2,379,233

Utilities (4.8%)
Boston Edison Co.
4.875%, 10/15/2012	20,800	20,900
Commonwealth Edison Co.
6.150%, 3/15/2012	20,000	21,471
Consolidated Edison, Inc.
5.625%, 7/1/2012	16,205	16,835
4.875%, 2/1/2013	9,700	9,685
3.850%, 6/15/2013	6,000	5,518
Duke Energy Corp.
6.250%, 1/15/2012	$20,000	$21,246
Exelon Corp.
6.750%, 5/1/2011	17,500	19,395
Florida Power & Light Co.
4.850%, 2/1/2013	12,000	12,040
5.625%, 4/1/2034	5,000	5,130
Florida Power Corp.
6.650%, 7/15/2011	25,000	27,326
Georgia Power Co.
4.875%, 7/15/2007	25,000	25,303
5.125%, 11/15/2012	5,000	5,068
Kentucky Utilities Co.
7.920%, 5/15/2007	5,000	5,283
National Rural Utilities
Cooperative Finance Corp.
7.250%, 3/1/2012	40,000	45,080
4.750%, 3/1/2014	12,000	11,712
Oklahoma Gas & Electric Co.
6.500%, 4/15/2028	10,000	10,929
Oncor Electric Delivery Co.
6.375%, 5/1/2012	20,000	21,439
PECO Energy Co.
4.750%, 10/1/2012	12,000	12,002
PacifiCorp
6.625%, 6/1/2007	10,000	10,467
Progress Energy, Inc.
6.850%, 4/15/2012	11,800	12,994
Scana Corp.
6.875%, 5/15/2011	25,000	27,652
6.250%, 2/1/2012	28,930	31,069
Southern California Edison Co.
5.000%, 1/15/2014	11,800	11,677
Southwestern Public Service Co.
5.125%, 11/1/2006	35,115	35,589
TXU Energy Co.
7.000%, 3/15/2013	20,000	21,980
United Electric Distribution
(2) 4.700%, 4/15/2011	3,875	3,811
Virginia Electric & Power Co.
5.375%, 2/1/2007	45,500	46,452
4.750%, 3/1/2013	16,350	15,983
Wisconsin Power & Light Co.
5.700%, 10/15/2008	12,650	13,102
Wisconsin Public Service
6.125%, 8/1/2011	8,000	8,546

		535,684

TOTAL CORPORATE BONDS
(Cost $5,866,898)		5,996,431

Wellesley Income Fund	Face Amount (000)	Market Value^ (000)

SOVEREIGN BONDS (U.S. Dollar-Denominated) (6.2%)

African Development Bank
3.750%, 1/15/2010	$6,400	$6,228
Asian Development Bank
4.500%, 9/4/2012	40,000	39,980
BK Nederlandse Gemeenten
6.000%, 3/26/2012	50,000	53,848
European Investment Bank
3.500%, 3/14/2008	26,000	25,510
4.000%, 3/3/2010	20,000	19,678
4.625%, 5/15/2014	54,000	53,987
Inter-American Development Bank
3.375%, 3/17/2008	30,000	29,427
International Bank for
Reconstruction & Development
4.125%, 6/24/2009	11,800	11,734
3.625%, 5/21/2013	22,750	21,799
Kingdom of Spain
(2) 3.375%, 10/28/2009	15,000	14,441
Kredit Fuer Wiederaufbau
3.375%, 1/23/2008	60,000	58,879
3.500%, 3/14/2008	18,000	17,666
3.250%, 3/30/2009	18,000	17,361
Landwirtschaft Rentenbank
4.125%, 7/15/2008	67,000	66,735
Oesterreich Kontrollbank
4.500%, 3/9/2015	17,000	16,735
Province of British Columbia
5.375%, 10/29/2008	9,500	9,809
Province of Manitoba
4.250%, 11/20/2006	25,000	25,117
Province of New Brunswick
3.500%, 10/23/2007	4,600	4,528
Province of Ontario
5.125%, 7/17/2012	25,000	25,761
4.500%, 2/3/2015	40,000	38,782
Province of Quebec
6.125%, 1/22/2011	19,500	20,885
Quebec Hydro Electric
6.300%, 5/11/2011	50,000	54,034
Republic of Finland
4.750%, 3/6/2007	6,000	6,076
Republic of Italy
2.750%, 12/15/2006	14,450	14,166
5.625%, 6/15/2012	40,000	42,464

TOTAL SOVEREIGN BONDS
(Cost $698,073)		695,630

TAXABLE MUNICIPAL BONDS (0.9%)

Illinois (Taxable Pension) GO
4.950%, 6/1/2023	$9,675	$9,346
Illinois (Taxable Pension) GO
5.100%, 6/1/2033	52,000	49,945
Southern California Public
Power Auth. Rev.
6.930%, 5/15/2017	30,000	35,094
Wisconsin Public Service Rev.
5.700%, 5/1/2026	9,000	9,421

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $103,491)		103,806

	Shares

COMMON STOCKS (37.6%)

Consumer Discretionary (0.7%)
Kimberly-Clark Corp.	1,105,900	72,691

Consumer Staples (2.4%)
Altria Group, Inc.	1,320,200	86,328
Kellogg Co.	1,940,400	83,961
General Mills, Inc.	981,800	48,255
H.J. Heinz Co.	1,244,900	45,862

		264,406

Financial Services (11.4%)
Bank of America Corp.	4,570,400	201,555
Citigroup, Inc.	4,355,100	195,718
SunTrust Banks, Inc.	1,673,200	120,588
National City Corp.	2,923,100	97,924
XL Capital Ltd. Class A	1,347,600	97,526
PNC Financial Services Group	1,731,200	89,122
JPMorgan Chase & Co.	2,407,300	83,293
Wells Fargo & Co.	979,200	58,556
Regency Centers Corp. REIT	1,095,900	52,198
The Chubb Corp.	561,500	44,510
Wachovia Corp.	842,200	42,876
UBS AG	500,000	42,200
U.S. Bancorp	1,365,000	39,339
First Horizon National Corp.	886,700	36,168
Comerica, Inc.	634,600	34,954
Washington Mutual, Inc.	680,500	26,880
General Growth
Properties Inc. REIT	278,410	9,494

		1,272,901

Health Care (1.8%)
Wyeth	2,426,100	102,333
Abbott Laboratories	1,467,900	68,433
Baxter International, Inc.	685,800	23,303
Pfizer Inc.	409,100	10,747

		204,816

	Shares	Market Value^ (000)

Integrated Oils (6.4%)
ExxonMobil Corp.	4,400,426	$262,265
ConocoPhillips Co.	1,846,800	199,159
BP PLC ADR	1,543,608	96,321
Shell Transport &
Trading Co. ADR	1,710,500	92,983
Royal Dutch Petroleum Co. ADR	684,900	41,121
ChevronTexaco Corp.	400,800	23,371

		715,220

Materials & Processing (4.4%)
Dow Chemical Co.	2,612,500	130,233
E.I. du Pont de Nemours & Co.	2,487,000	127,434
PPG Industries, Inc.	1,084,900	77,592
Weyerhaeuser Co.	1,006,800	68,966
Air Products & Chemicals, Inc.	700,100	44,309
Lyondell Chemical Co.	1,000,000	27,920
Alcoa Inc.	400,000	12,156

		488,610

Producer Durables (2.3%)
Caterpillar, Inc.	1,629,400	148,992
Emerson Electric Co.	1,733,200	112,537

		261,529

Utilities (8.2%)
FPL Group, Inc.	4,409,800	177,053
SBC Communications Inc.	5,924,300	140,347
Dominion Resources, Inc.	1,272,000	94,675
Exelon Corp.	1,908,400	87,576
BellSouth Corp.	3,319,900	87,280
Verizon Communications Inc.	2,431,500	86,318
Entergy Corp.	742,800	52,486
Cinergy Corp.	1,000,000	40,520
SCANA Corp.	1,021,600	39,046
Puget Energy, Inc.	1,754,400	38,667
Progress Energy, Inc.	889,900	37,331
Constellation Energy Group, Inc.	431,400	22,303
Public Service
Enterprise Group, Inc.	200,000	10,878

		914,480

TOTAL COMMON STOCKS
(Cost $3,303,283)		4,194,653

TEMPORARY CASH INVESTMENTS (1.5%)

Money Market Fund (0.7%)
Vanguard Market Liquidity
Fund, 2.748%**—Note G	76,619,350	$76,619

	Face
	Amount
	(000)

Repurchase Agreement (0.8%)
Goldman Sachs & Co.
2.890%, 4/1/2005 (Dated
3/31/2005, Repurchase
Value $92,507,000,
collateralized by Federal
National Mortgage Assn.,
5.000%, 4/1/2034)	$92,500	92,500

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $169,119)		169,119

TOTAL INVESTMENTS (100.3%)
(Cost $10,176,017)		11,193,107

OTHER ASSETS AND LIABILITIES (-0.3%)

Other Assets—Note C		132,783
Liabilities—Note G		(166,835)

		(34,052)

NET ASSETS (100%)		$11,159,055

^	See Note A in Notes to Financial Statements.
*	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the aggregate value of these securities was $385,401,000, representing 3.5% of net assets.
(3)	Adjustable-rate note.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

Wellesley Income Fund	Amount (000)

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$10,064,613
Overdistributed Net Investment Income	(2,080)
Accumulated Net Realized Gains	79,432
Unrealized Appreciation	1,017,090

NET ASSETS	$11,159,055

Investor Shares—Net Assets
Applicable to 442,729,208 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$9,443,038

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$21.33

Admiral Shares—Net Assets
Applicable to 33,203,345 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$1,716,017

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$51.68

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Wellesley Income Fund Six Months Ended March 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$67,479
Interest	160,763
Security Lending	114

Total Income	228,356

Expenses
Investment Advisory Fees—Note B
Basic Fee	2,537
Performance Adjustment	111
The Vanguard Group—Note C
Management and Administrative
Investor Shares	8,343
Admiral Shares	688
Marketing and Distribution
Investor Shares	602
Admiral Shares	91
Custodian Fees	31
Shareholders' Reports
Investor Shares	73
Admiral Shares	1
Trustees' Fees and Expenses	10

Total Expenses	12,487
Expenses Paid Indirectly—Note D	(195)

Net Expenses	12,292

NET INVESTMENT INCOME	216,064

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	87,799

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	34,760

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$338,623

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Wellesley Income Fund
	Six Months Ended Mar. 31, 2005 (000)	Year Ended Sept. 30, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$216,064	$402,612
Realized Net Gain (Loss)	87,799	110,607
Change in Unrealized Appreciation (Depreciation)	34,760	295,539

Net Increase (Decrease) in Net Assets Resulting from Operations	338,623	808,758

Distributions
Net Investment Income
Investor Shares	(185,211)	(349,191)
Admiral Shares	(33,741)	(58,450)
Realized Capital Gain
Investor Shares	(16,117)	—
Admiral Shares	(2,841)	—

Total Distributions	(237,910)	(407,641)

Capital Share Transactions—Note H
Investor Shares	505,383	333,587
Admiral Shares	195,623	177,699

Net Increase (Decrease) from Capital Share Transactions	701,006	511,286

Total Increase (Decrease)	801,719	912,403

Net Assets
Beginning of Period	10,357,336	9,444,933

End of Period	$11,159,055	$10,357,336

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Wellesley Income Fund Investor Shares
For a Share Outstanding	Six Months Ended Mar. 31,	Year Ended September 30,			Jan. 1 to Sept. 30,	Year Ended December 31,
Throughout Each Period	2005	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$21.11	$20.25	$19.08	$20.69	$20.34	$18.85	$22.12

Investment Operations
Net Investment Income	.424	.844	.862	.943	.748	1.06	1.120
Net Realized and Unrealized
Gain (Loss) on Investments	.264	.871	1.163	(.886)	.472	1.89	(2.025)

Total from Investment Operations	.688	1.715	2.025	.057	1.220	2.95	(.905)

Distributions
Dividends from Net Investment Income	(.430)	(.855)	(.855)	(.955)	(.720)	(1.06)	(1.120)
Distributions from Realized Capital Gains	(.038)	—	—	(.712)	(.150)	(0.40)	(1.245)

Total Distributions	(.468)	(.855)	(.855)	(1.667)	(.870)	(1.46)	(2.365)

Net Asset Value, End of Period	$21.33	$21.11	$20.25	$19.08	$20.69	$20.34	$18.85

Total Return	3.27%	8.60%	10.74%	0.26%	6.16%	16.17%	-4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,443	$8,851	$8,171	$6,985	$6,493	$6,558	$6,976
Ratio of Total Expenses to
Average Net Assets**	0.25%†	0.26%	0.31%	0.30%	0.33%†	0.31%	0.30%
Ratio of Net Investment Income to
Average Net Assets	3.98%†	4.06%	4.33%	4.72%	4.88%†	5.39%	5.22%
Portfolio Turnover Rate	24%†	23%	28%	43%	24%	28%	20%

*	The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
**	Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, 0.01%, (0.01%), and 0.00%.
†	Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

Wellesley Income Fund Admiral Shares

	Six Months Ended Mar. 31,	Year Ended September 30,			May 14* to Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001**

Net Asset Value, Beginning of Period	$51.16	$49.07	$46.22	$50.14	$50.00

Investment Operations
Net Investment Income	1.053	2.099	2.136	2.318	.932
Net Realized and Unrealized Gain (Loss) on Investments	.628	2.113	2.835	(2.164)	.359

Total from Investment Operations	1.681	4.212	4.971	.154	1.291

Distributions
Dividends from Net Investment Income	(1.068)	(2.122)	(2.121)	(2.348)	(1.151)
Distributions from Realized Capital Gains	(.093)	—	—	(1.726)	—

Total Distributions	(1.161)	(2.122)	(2.121)	(4.074)	(1.151)

Net Asset Value, End of Period	$51.68	$51.16	$49.07	$46.22	$50.14

Total Return	3.30%	8.72%	10.89%	0.29%	2.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,716	$1,507	$1,274	$915	$645
Ratio of Total Expenses to Average Net Assets†	0.15%††	0.15%	0.20%	0.23%	0.26%††
Ratio of Net Investment Income to Average Net Assets	4.08%††	4.17%	4.43%	4.78%	4.88%††
Portfolio Turnover Rate	24%††	23%	28%	43%	24%

*	Inception.
**	The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
†	Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, and 0.01%.
††	Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B.   Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Lehman Brothers Credit A or Better Bond Index, the S&P 500/Barra Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunication Services Index. For the six months ended March 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $111,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2005, the fund had contributed capital of $1,447,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2005, these arrangements reduced the fund’s management and administrative expenses by $168,000 and custodian fees by $27,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $1,017,090,000, consisting of unrealized gains of $1,141,561,000 on securities that had risen in value since their purchase and $124,471,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2005, the fund purchased $1,761,291,000 of investment securities and sold $1,238,364,000 of investment securities, other than U.S. government securities and temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2005, was $74,947,000, for which the fund received cash collateral of $76,619,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$928,650	43,121	$1,432,784	68,643
Issued in Lieu of Cash Distributions	174,825	8,198	300,715	14,463
Redeemed	(598,092)	(27,790)	(1,399,912)	(67,347)

Net Increase (Decrease)—Investor Shares	505,383	23,529	333,587	15,759

Admiral Shares
Issued	272,106	5,217	359,551	7,106
Issued in Lieu of Cash Distributions	28,830	558	45,451	902
Redeemed	(105,313)	(2,020)	(227,303)	(4,516)

Net Increase (Decrease)—Admiral Shares	195,623	3,755	177,699	3,492

       ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2005
Wellesley Income Fund	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,032.71	$1.27
Admiral Shares	1,000.00	1,032.99	0.76

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.68	$1.26
Admiral Shares	1,000.00	1,024.18	0.76

*	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

     INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

•	Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
•	Find out how much to save for retirement and your children’s college education—by using our planning tools.
•	Learn how to achieve your goals—by reading our PlainTalk® investment guides.
•	Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.
•	Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

•	See what you own (at Vanguard and elsewhere) and how your investments are doing.
•	Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
•	Analyze your portfolio’s holdings and performance.
•	Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.
•	Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

       INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

   • Vanguard mutual funds

Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

   • Vanguard Target Retirement Funds

Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

   • Other investment options

Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

       MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

• Contribute the maximum amount each year.

If you invest as much in your IRA as the law allows—$4,000 for 2005 if you are under the age of 50, and $4,500 if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

• Make automatic contributions.

You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

• Keep your savings on course.

Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

• Protect those you care about.

You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

• Adopt a long-term approach.

A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Vanguard Brokerage Services, Admiral, PlainTalk, Wellesley, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q272 052005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 17, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.